UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2024 (January 16, 2024)

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 17, 2024, Hilton Grand Vacations Inc. (“HGV” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the previously announced acquisition of Bluegreen Vacations Holding Corporation., a Florida corporation (“BVH”) and its subsidiaries, pursuant to the Agreement and Plan of Merger, dated as of November 5, 2023, as amended (the “Merger Agreement”), by and among HGV, BVH and Heat Merger Sub, Inc., a Florida corporation and an indirect wholly-owned subsidiary of HGV (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into BVH (the “Merger”), with BVH continuing as the surviving entity after the Merger as an indirect wholly-owned subsidiary of HGV.

As permitted under Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K amends and supplements the Original Form 8-K solely to provide the historical financial statements and the pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of BVH required to be filed pursuant to Rule 3-05 of Regulation S-X are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information.

The pro forma financial information of the Company required to be filed in connection with the acquisition and disposition described in Item 2.01 in the Original Form 8-K is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated by reference herein.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Unaudited Condensed Consolidated Financial Statements of Bluegreen Vacations Holding Corporation as of and for the nine months ended September 30, 2023.

99.2	Audited Condensed Consolidated Financial Statements of Bluegreen Vacations Holding Corporation as of and for the years ended December 31, 2022 and 2021.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Dan Mathewes
Dan Mathewes
Senior Executive Vice President, Chief Financial Officer

Date: March 4, 2024